del Rey Global Investors Funds

del Rey Monarch Fund

SUPPLEMENT DATED MARCH 14, 2011 TO PROSPECTUS

DATED JANUARY 31, 2011

Effective immediately, the information contained in the prospectus is changed to reflect the following:

A subscription period for Class A Shares and Institutional Shares of the Fund will end on March 31, 2011, unless extended. It is expected that the Fund will begin operating on April 1, 2011. The public offering price of Class A Shares and Institutional Shares of the Fund during the subscription period is $15.00 per share.